SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report: February 2, 2001                Date of earliest event reported:
                                                         February 2, 2001

                       Commission file number 33-31706-01
                                              -----------



                               ACG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                    62-1395968
    (State of incorporation)             (I.R.S. employer identification number)


                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                          AMERICAN COLOR GRAPHICS, INC.
             (Exact name of registrant as specified in its charter)

           New York                                     62-1003976
    (State of incorporation)             (I.R.S. employer identification number)

                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Item 5.  Other Events


              For the twelve months ended December 31, 2000 sales and net income were $580 million and $17.1 million, respectively. EBITDA for the twelve months ended December 31, 2000 included $75.2 million for Print, $15.9 million for American Color and all other of $(2.3) million, for a total of $88.8 million or $11.8 million greater than the comparable prior year period. At December 31, 2000, ACG Holdings had total indebtedness outstanding of $261.2 million, including capital lease obligations, as compared to $273.2 million at December 31, 1999. Our cash-on-hand balance at December 31, 2000 was $9.8 million compared to $3.4 million at December 31, 1999. Cash-on-hand is presented net of outstanding checks within trade accounts payable in the company's financial statements. ACG Holdings expects its total capital expenditures to approximate $28 million for its fiscal year ending March 31, 2001.

              ACG Holdings, Inc., through the printing division of American Color Graphics, Inc., is one of the nation's largest suppliers of commercial heatset offset and flexographic printing. The company's ten production facilities print and distribute products such as weekly retail advertising inserts, Sunday comic sections, comic books and other publications for many of the country's leading retailers and major newspapers.

              American Color, the digital imaging and prepress division of American Color Graphics, Inc., is a leader in the digital imaging and prepress services industry with nine full-service locations nationwide. The Company is also a major supplier of digital photography, multimedia, digital asset management services, facilities management and CTP workflows. The American Color prepress facilities and American Color Graphics printing plants are linked by a state-of-the-art digital communications network to provide instantaneous delivery of prepress materials from coast to coast.

              This Current Report on Form 8-K (this "Report") contains forward-looking statements within the meaning of the private Securities Litigation Reform Act of 1995 and ACG Holdings and American Color Graphics intend that such forward-looking statements be subject to the safe harbors created thereby. In this Report, the words "believes," "anticipates," "expects" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially from those described in the forward-looking statements as a result of many factors outside the control of ACG Holdings and American Color Graphics including, but not limited to:

              - fluctuations in the cost of paper and other raw materials used,
              - changes in the advertising and print markets,
              - actions by our competitors, particularly with respect to pricing,
              - the financial condition of our customers,
              - our financial condition and liquidity,
              - the general condition of the United States economy,
              - demand for our products and services, and
              - the matters set forth in this Report generally.

              Additional factors are set forth in ACG Holdings' and American Color Graphics' Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

              Consequently, such forward-looking statements should be regarded solely as our current plans, estimates and beliefs. We do not undertake and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated event.


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





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ACG HOLDINGS, INC.
                                          AMERICAN COLOR GRAPHICS, INC.



Date:  February 2, 2001                   By: /s/ Joseph M. Milano
                                             -----------------------------------
                                             Joseph M. Milano
                                             Executive Vice President and
                                             Chief Financial Officer





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